Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 73A1&2 and 74V1&2 completely, the answers are as follows:. . .


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  73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
  A) 1. Dividends from net investment income ------- $0.00, 0.00
     2. Dividends for a second class of open-end----------- company shares ----------------------------- $0.00, 0.00

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  73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
  A) 1. Dividends from net investment income ------- $0.00, 0.00
     2. Dividends for a second class of open-end----------- company shares ----------------------------- $0.00, 0.00

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  73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
  A) 1. Dividends from net investment income ------- $0.00, 0.00
     2. Dividends for a second class of open-end----------- company shares ----------------------------- $0.00, 0.00

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  73. Distributions per share for which record date passed during the period:
       NOTE: Show in fractions of a cent if so declared.
  A) 1. Dividends from net investment income ------- $0.00, 0.00
     2. Dividends for a second class of open-end----------- company shares ----------------------------- $0.00, 0.00

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 74V) 1. Net asset value per share (to nearest cent)-Class A & B $5.99 &
	 $5.83
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ---------Class C & Z $5.82 & $6.05

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74V) 1. Net asset value per share (to nearest cent)-Class A & B $7.41 & $7.23
     2. Net asset value per share of a second class of open-end company shares (to nearest cent) ------Class C & Z $7.23 & $7.47

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74V) 1. Net asset value per share (to nearest cent)- Class A & B $8.87 & $8.76

      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ---------Class C & Z $8.76 & $8.91

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 74V) 1. Net asset value per share (to nearest cent)- Classes A & B $10.43 & $10.33

      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ---------Classes  C & Z $10.33 &
	 $10.46


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